UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2020

NetPay International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-214549	81-2805555
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

2 Hamanofim St.,
Herzliya Pituach 4672562
Israel
(Address of principal executive offices and Zip Code)

+972-3-612-6966
(Registrant's telephone number, including area code)

880 3rd Ave.,
New York, NY 10022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 11, 2020, Ms. Limor Mamon, a director of the Company and the Company's Chief Financial Officer, resigned from the Board of Directors and from her position as CFO of the Company. Ms. Mamon’s resignation was due to disagreement with the Company regarding the scope of her duties as CFO. The basis for the Company’s determination that Ms. Mamon resigned is the following email that Ms. Mamon sent to the Company on August 11 (translated from the Hebrew):

“I received your message in astonishment and I strongly reject all of your claims contained therein outright.

I hereby inform you my resignation from my position as a director of the company and my role as its CFO.

This statement does not derogate from my claims regarding the conduct of the Company and the board of directors towards me and in general.

The termination of my service and position as aforesaid also includes the termination of my handling, as of today, 8/11/2020, the preparation of the Q1 and Q2 financial reports for 2020, which must be submitted by 8/15/2020.”

Ms. Mamon contends, however, that the Company terminated her from her position as CFO on August 10, 2020. The basis for Ms. Mamon’s contention that she was fired is the following email that Alon Elbaz, the Company’s CEO, sent to Ms. Mamon on August 10 (translated form the Hebrew):

“Your disregard for my inquiries, and your refusal to contact other employees in the organization, prevents us from evaluating and supervising our activities in the United States, and you must understand that you are not a lone wolf, nor the sole owner, and you are not cooperating at all. Please schedule a meeting with the Company's legal counsel and me to work out the cessation of your activity in the US and with me and with us in general.”

Ms. Mamon further contends that she had no choice but to resign from the Board of Directors due to the fact that the Company terminated her access to her company email account.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETPAY INTERNATIONAL, INC.

	By:	/S/ ALON ELBAZ
	Name:	Alon Elbaz
	Title:	Chief Executive Officer

Date: August 27, 2020